VANGUARD BOND INDEX FUND
                           --SHORT-TERM BOND PORTFOLIO
                           --LONG-TERM BOND PORTFOLIO
                          VANGUARD BALANCED INDEX FUND
                              PROSPECTUS SUPPLEMENT

                                 AUGUST 26, 1998

PORTFOLIO MANAGER

Christopher W. Alwine has succeeded Kenneth E. Volpert as portfolio manager for the Short-Term Bond and Long-Term Bond Portfolios of Vanguard Bond Index Fund. He also replaced Mr. Volpert as portfolio manager for the bond portion of Vanguard Balanced Index Fund.

A member of Vanguard Fixed Income Group since 1991, Mr. Alwine has previously served as a bond trader and an assistant portfolio manager. He is a Chartered Financial Analyst, and holds a B.B.A. from Temple University and an M.S. from Drexel University.

Mr. Volpert continues to manage Vanguard Bond Index Fund's Intermediate-Term Bond and Total Bond Market Portfolios, as well as Vanguard Variable Insurance Fund's High-Grade Bond Portfolio.

                                                                            PSPM